UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2016

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On December 2, 2016, Catalent, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Company”), has priced a private offering (the “Private Offering”) of €380.0 million aggregate principal amount ($404.5 million U.S. dollar equivalent) of 4.75% senior unsecured notes due 2024 (the “Notes”) at par. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated December 2, 2016, announcing pricing of notes offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President & General Counsel and Secretary

Date: December 2, 2016

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated December 2, 2016, announcing pricing of notes offering.